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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements 33-30200, 33-14257, 33-30090, 33-36521, 33-54313 and 33-56651 on Form S-8 of our
report with respect to FHP International Corporation's financial statements dated September 4, 1996, appearing in this Annual Report on Form 10-K of FHP International Corporation for the year ended June 30, 1996.

/s/ Deloitte & Touche LLP
Costa Mesa, California
September 30, 1996